UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 15, 2014 (April 15, 2014)

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MINERCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

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NEVADA	333-156059	27-2636716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Trafalgar Square
Suite 455
Nashua, NH 03063
(Address of principal executive offices, including zip code.)

(888) 473-5150
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

  On April 15, 2014, Minerco Resources, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with MSF International, Inc. (the “Lender”), where, among other things, the Company and Lender shall exchange the Original Note, dated July 1, 2013, exchanged for the Prior Note, dated December 27, 2013, currently held by Lender for a new note  in the principal amount of $25,000, due July 1, 2014 (the “New Note”).

  The summary of the Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

  Recitals

A.	The Company issued to Braeden Storm Enterprises, Inc. a Note dated July 1, 2013 in the principal amount of $25,000 due January 1, 2014 (the “Original Note”).

B.	The Company and Braeden Storm Enterprises, Inc. exchanged the Original Note for a Note, exchanged as of December 26, 2013, in the principal amount of $25,000, due April 1, 2014 (the “Prior Note”).

C.	As of April 1, 2014, Braeden Storm Enterprises, Inc. assigned 100% of its right, title and interest in the Prior Note to MSF International, Inc.

D.
The Company desires to exchange the Prior Note for a new note. The Company and Lender desire to enter into this Agreement, pursuant to which, among other things, the Company and Lender shall exchange the Prior Note currently held by Lender for a new note  in the principal amount of $25,000, due July 1, 2014 (the “New Note”).

Exchanges.

1.1	Exchange. Lender and the Company, hereby exchange the Prior Note for the New Note, as follows (the “Exchange”), without the payment of any additional consideration.

1.2
Delivery. In exchange for the Prior Note, the Company hereby, delivers to Lender the New Note. Lender hereby delivers to the Company (or its designee) the originally executed copy of the Prior Note on the date hereof and from and after the date hereof  the Prior Note shall be null and void and any and all rights arising thereunder shall be extinguished.

Miscellaneous.

4.1	Legends. Lender acknowledges that the New Note shall conspicuously set forth on the face or back thereof a legend in substantially the following form:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER, OR UNDER THE SECURITIES LAWS, RULES OR REGULATIONS OF ANY STATE; AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, RULES OR REGULATIONS OR AN EXEMPTION THEREFROM DEEMED ACCEPTABLE BY COUNSEL TO THE COMPANY.”

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Original Note, dated July 1, 2013, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, referenced as Exhibit 10.9 to the Form 10-K, dated November 13, 2013,  filed with the Securities and Exchange Commission and incorporated herein by reference.

The Prior Note, dated December 26, 2013, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, referenced as Exhibit 10.3 to the Form 8-K, dated December 27, 2013,  filed with the Securities and Exchange Commission and incorporated herein by reference.

The New Note, dated April 15, 2014, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, attached as Exhibit 10.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

 On April 15, 2014, Minerco Resources, Inc. (“we” or the “Company”) entered into an Agreement (the “Exchange Agreement”) with MSF International, Inc. (the “Lender”), where, among other things, the Company and Lender shall exchange the Prior Note, dated July 19, 2013, currently held by Lender for a new note in the principal amount of $60,000, due July 19, 2014 (the “New Note”).

The summary of the Agreement is as follows (the entire Exchange Agreement is attached as Exhibit 10.5 to this Current Report on Form 8-K filed with the Securities and Exchange Commission):

  Recitals.

A.	The Company issued to Braeden Storm Enterprises, Inc. a Note dated July 19, 2013 in the principal amount of $60,000 due April 19, 2014 (the “Prior Note”).

B.	As of April 1, 2014, Braeden Storm Enterprises, Inc. assigned 100% of its right, title and interest in the Prior Note to MSF International, Inc.

C.
The Company desires to exchange the Prior Note for a new note. The Company and Lender desire to enter into this Agreement, pursuant to which, among other things, the Company and Lender shall exchange the Prior Note currently held by Lender for a new note  in the principal amount of $60,000, due July 19, 2014 (the “New Note”).

Exchanges.

1.1	Exchange. Lender and the Company, hereby exchange the Prior Note for the New Note, as follows (the “Exchange”), without the payment of any additional consideration.

1.2
Delivery. In exchange for the Prior Note, the Company hereby, delivers to Lender the New Note. Lender hereby delivers to the Company (or its designee) the originally executed copy of the Prior Note on the date hereof and from and after the date hereof  the Prior Note shall be null and void and any and all rights arising thereunder shall be extinguished.

Miscellaneous.

4.1	Legends. Lender acknowledges that the New Note shall conspicuously set forth on the face or back thereof a legend in substantially the following form:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER, OR UNDER THE SECURITIES LAWS, RULES OR REGULATIONS OF ANY STATE; AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, RULES OR REGULATIONS OR AN EXEMPTION THEREFROM DEEMED ACCEPTABLE BY COUNSEL TO THE COMPANY.”

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, attached as Exhibit 10.5 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

The Prior Note, dated July 19, 2013, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, referenced as Exhibit 10.10 to the Form 10-K, dated November 13, 2013,  filed with the Securities and Exchange Commission and incorporated herein by reference.

The New Note, dated April 15, 2014, is qualified in its entirety by reference to the full text of the Convertible Promissory Note, attached as Exhibit 10.7 to the Current Report on Form 8-K filed with the Securities and Exchange Commission and incorporated herein by reference.

ITEM 8.01. OTHER EVENTS

The Company has scheduled the Lender and Note Holder Conference Call for April 18, 2014. The Conference Call will only address the financing of the company and will not address ongoing or future operations of the Company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS, FINANCIAL STATEMENT SCHEDULES

		Incorporated by reference
Exhibit	Document Description	Form	Date	Number	Filed herewith
10.1	MSF International Exchange Agreement, dated April 15, 2014				X
10.2	Convertible Promissory Note, dated July 1, 2013	10-K	11/23/2013	10.9
10.3	Convertible Promissory Note, dated December 26, 2013	8-K	12/27/2013	10.3
10.4	MSF International Exchange Convertible Promissory Note, dated April 15, 2014				X
10.5	MSF International Exchange Agreement, dated April 15, 2014				X
10.6	Convertible Promissory Note, dated July 19, 2013	10-K	11/23/2013	10.10
10.7	MSF International Exchange Convertible Promissory Note, dated April 15, 2014				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 15, 2014	MINERCO RESOURCES, INC.

	By:	/s/ John F. Powers